UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

SEMPRA ENERGY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Notes: Reg. (s) 240.14a-101 SEC 1913 (3-99)

Additional Information About The Annual Shareholders Meeting

To Be Held On Tuesday, May 5, 2020

On April 14, 2020, Sempra Energy issued the following press release related to a change to a virtual-only format for its 2020 Annual Shareholders Meeting to be held on Tuesday, May 5, 2020 at 9 a.m. Pacific Time. The following press release supplements Sempra Energy’s Proxy Statement and other proxy materials, including the Notice of Annual Shareholders Meeting that accompanies the Proxy Statement, first made available to shareholders on March 19, 2020 in connection with the solicitation of proxies by the Sempra Energy Board of Directors for use at the 2020 Annual Shareholders Meeting. From and after the issuance of this press release, all such proxy materials should be read together with the press release and are amended by the change to a virtual-only meeting format and related information set forth in the press release, but are not otherwise revised or modified in any respect.

The press release is being filed with the U.S. Securities and Exchange Commission and made available to shareholders on April 14, 2020.

PLEASE READ THESE MATERIALS CAREFULLY IN CONJUNCTION WITH

THE PROXY STATEMENT AND OTHER PROXY MATERIALS.

* * * * *

NEWS RELEASE

Media Contact:	Kelli Mleczko
Sempra Energy
(877) 340-8875
media@sempra.com

Financial Contact:	Adam Pierce
Sempra Energy
(877) 736-7727
investor@sempra.com

SEMPRA ENERGY TO HOLD VIRTUAL

ANNUAL SHAREHOLDERS MEETING

SAN DIEGO, April 14, 2020 – Sempra Energy (NYSE:SRE) announced today that its 2020 Annual Shareholders Meeting will change to a virtual-only format, to help protect the health and safety of employees, shareholders and the communities it serves in light of the public health impact of the COVID-19 pandemic. Sempra Energy’s Annual Shareholders Meeting (Annual Meeting) will take place at 9 a.m. Pacific Time on May 5, 2020, the same date and time as originally scheduled. There also is no change to the items of business to be addressed at the meeting, which are described in Sempra Energy’s proxy materials as previously distributed.

The change to a virtual-only format for the meeting is in line with California Gov. Gavin Newsom’s executive order N-40-20, released on March 30, 2020, issued under the state of emergency declared due to the COVID-19 pandemic. Sempra Energy intends to return to in-person Annual Meetings next year.

Shareholders will not be able to attend the Annual Meeting in person. Instead, shareholders should follow the instructions provided below to attend the virtual Annual Meeting. Shareholders who attend the virtual Annual Meeting by following the instructions below will have an opportunity to vote and to submit questions electronically during the meeting. Guests may access the virtual Annual Meeting in listen-only mode by visiting the virtual meeting site provided below, but will not be able to vote or submit questions during the meeting.

Sempra Energy to Hold Virtual Annual Shareholders Meeting / Page 2

The proxy materials for the Annual Meeting are available on Sempra Energy’s website at Sempra.com/annualmeeting and at https://www.astproxyportal.com/ast/Sempra/. Shareholders are encouraged to vote their shares prior to the virtual Annual Meeting by any of the methods described in the proxy materials. The proxy card and voting instruction form included with the previously distributed proxy materials will not be updated to reflect the change in location of the meeting, but they may continue to be used to vote your shares on the proposals to be presented at the virtual meeting. Shareholders who have previously voted do not need to take any further action.

Instructions to Attend the Annual Meeting

Record Holders: If you were a holder of record of common stock of Sempra Energy at the close of business on March 9, 2020 (i.e. your shares are held in your own name in the records of Sempra Energy’s transfer agent, American Stock Transfer & Trust Company, LLC (AST)), you can attend the virtual Annual Meeting by visiting https://web.lumiagm.com/293523272 and entering the 11-digit control number previously provided to you in your proxy materials. The password for the virtual meeting is sempra2020. If you are a shareholder of record and you have misplaced your 11-digit control number, please call AST at (877) 773-6772.

Beneficial Owners: If you were a beneficial owner of common stock of Sempra Energy at the close of business on March 9, 2020 (i.e. you hold your shares in “street name” through an intermediary, such as a bank, broker or other nominee), you must register in advance in order to attend the virtual Annual Meeting. To register, please obtain a legal proxy from the bank, broker or other nominee that is the record holder of your shares and then submit the legal proxy, along with your name and email address, to AST to receive an 11-digit control number that may be used to access the virtual Annual Meeting site provided above. Any control number that was previously provided with your proxy materials, likely a 16-digit number, will not provide access to the virtual Annual Meeting site. Requests for registration and submission of legal proxies should be labeled as “Legal Proxy” and must be received by AST no later than 5 p.m., Eastern Time, on April 30, 2020. All such requests should be submitted (1) by email to proxy@astfinancial.com, (2) by facsimile to (718) 765-8730 or (3) by mail to American Stock Transfer & Trust Company, LLC, Attn: Proxy

Sempra Energy to Hold Virtual Annual Shareholders Meeting / Page 3

Tabulation Department, 6201 15th Avenue, Brooklyn, NY 11219. Obtaining a legal proxy may take several days and shareholders are advised to register as far in advance as possible. Once you have obtained your 11-digit control number from AST, please follow the steps set forth above for shareholders of record to attend the virtual Annual Meeting.

Holders of Shares in the Sempra Energy Employee Savings Plans: If you were a holder of shares of Sempra Energy common stock through the Sempra Energy Employee Savings Plans at the close of business on March 9, 2020, you may attend the virtual Annual Meeting by using the 11-digit control number previously provided to you and following the steps set forth above for shareholders of record. However, please note that your vote must be provided by the deadline set forth in our proxy materials and you will not be able to vote your shares at the virtual Annual Meeting.

Record holders, beneficial owners and holders of shares in the Sempra Energy Employee Savings Plan should call AST at (877) 773-6772 with any questions about attending the virtual Annual Meeting. You can also visit our website at Sempra.com/annualmeeting for additional information about the virtual Annual Meeting. If you encounter any difficulty accessing the virtual Annual Meeting, please visit https://go.lumiglobal.com/faq for assistance.

About Sempra Energy

Sempra Energy’s mission is to be North America’s premier energy infrastructure company. With more than $65 billion in total assets reported in 2019, the San Diego-based company is the utility holding company with the largest U.S. customer base. The Sempra Energy companies’ more than 18,000 employees deliver energy with purpose to over 35 million consumers worldwide. The company is focused on the most attractive markets in North America, including California, Texas, Mexico and the LNG export market. Sempra Energy has been consistently recognized for its leadership in diversity and inclusion, and sustainability, and is a member of the S&P 500 Utilities Index and the Dow Jones Utility Index. The company was also named one of the “World’s Most Admired Companies” for 2020 by Fortune Magazine.

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